Exhibit 32.1


                    Certification of CEO and CFO Pursuant to
                            18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Anthracite Capital, Inc. (the "Company") for the year ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Christopher A. Milner, as Chief Executive Officer of the Company, and James J. Lillis, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Christopher A. Milner
-----------------------------
Name:   Christopher A. Milner
Title:  Chief Executive Officer
Date:   March 16, 2006


/s/ James J. Lillis
---------------------------
Name:   James J. Lillis
Title:  Chief Financial Officer
Date:   March 16, 2006